Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 29th day of July, 2011, by and among Auxilio, Inc., a Nevada corporation (the “Company”), and the “Investors” named in that certain Investment Unit Purchase Agreement by and among the Company and the Investors (the “Purchase Agreement”).

The parties hereby agree as follows:

1. Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” shall mean, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

“Business Day” shall mean a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” shall mean the Company’s common stock and any securities into which such shares may hereinafter be reclassified.

“Investors” shall mean the Investors identified in the Purchase Agreement and any Affiliate of any Investor who is a subsequent holder of any Registrable Securities.

“Issuable Shares” shall mean the shares of Common Stock issuable upon the conversion of the Notes and upon the exercise of the Warrants.

“Notes” shall mean the Convertible Secured Promissory Notes issued to the Investors pursuant to the Purchase Agreement, a form of which is attached to the Purchase Agreement as Exhibit A.

“Prospectus” shall mean (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the 1933 Act.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean (i) the Issuable Shares and (ii) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon (a) a Registration Statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been sold, transferred, disposed of or exchanged pursuant to such Registration Statement, (b) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration under the 1933 Act, (c) such securities shall have ceased to be outstanding, or (d) such securities are saleable under Rule 144 of the 1933 Act without regard to any volume limitation requirements under Rule 144 of the 1933 Act.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Rights Holder” shall mean any Investor.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Warrants” shall mean, the Warrants to purchase shares of Common Stock issued to the Investors pursuant to the Purchase Agreement, a form of which is attached to the Purchase Agreement as Exhibit B.

“1933 Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2. Piggy-Back Registration.

(a) Whenever the Company proposes to file a Registration Statement, at any time and from time to time, it will, prior to such filing, give written notice to all Rights Holders of its intention to do so.  Upon the written request of a Rights Holder given within ten (10) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested by such Rights Holder to register to be registered under the 1933 Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Rights Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to any Rights Holder.

(b) If the registration for which the Company gives notice pursuant to Section 2(a) is a registered public offering involving an underwriting, the Company shall so advise the Rights Holders as part of the written notice given pursuant to Section 2(a).  In such an event, the right of any Rights Holder to include its Registrable Securities in such registration pursuant to this Section 2 shall be conditioned upon such Rights Holder’s participation in such underwriting on the terms set forth herein.  All Rights Holders proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company.  Notwithstanding any other provision of this Section 2, if the managing underwriter determines that marketing factors require a limitation of the number of Shares to be underwritten, the Company may limit the number of Registrable Securities to be included in such registration and underwriting to not less than thirty (30) percent of the aggregate number of Shares to be underwritten.  The Company shall so advise all Rights Holders requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner.  The number of shares that may be included in such registration and underwriting shall be allocated among all Rights Holders requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Securities which they held at the time the Company gives the notice specified in Section 2(a).  If any Rights Holder would thus be entitled to include more securities than such Rights Holder requested to be registered, the excess shall be allocated among the other requesting Rights Holders pro-rata in the manner described in the preceding sentence.  If any Rights Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

2

3. Registration.

(a) Registration Statements.  If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Securities under the 1933 Act, the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of securities equaling 100% of the Registrable Securities.  Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A (the “Plan of Distribution”).  Such Registration Statement also shall cover, to the extent allowable under the 1933 Act (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Rights Holders and their counsel prior to its filing or other submission.

(b) Expenses.  The Company will pay all expenses associated with each registration, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, fees and expenses of one counsel to the Rights Holders (not to exceed $15,000) and the Rights Holders’ reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

3

(c) Effectiveness.

(i) The Company shall use reasonable best efforts to have the Registration Statement declared effective as soon as practicable.  Any request for acceleration of the Registration Statement shall seek effectiveness at 5:00 p.m., New York time, or as soon thereafter as practicable.  The Company shall notify the Rights Holders by facsimile or e-mail as promptly as practicable, and in any event, prior to 9:00 a.m., New York time, on the day after any Registration Statement is declared effective, shall file with the SEC under Rule 424 a final Prospectus as promptly as practicable, and in any event, prior to 9:00 a.m., New York time, on the day after any Registration Statement is declared effective, and shall advise the Rights Holders in writing that either (i) it has complied with the requirements of Rule 172 or (ii) it is unable to satisfy the conditions of Rule 172 and, as a result, Rights Holders are required to deliver a copy of the Prospectus in connection with any sales of Registrable Securities (in which case, the Company shall deliver to the Rights Holders a copy of the Prospectus to be used in connection with the sale or other disposition of the securities covered thereby).  If a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (A) five (5) Business Days after the SEC shall have informed the Company that no review of the Registration Statement will be made or that the SEC has no further comments on the Registration Statement or (B) the 120th day after the Closing Date (the 150th day after the Closing Date if the SEC comments on the Registration Statement) then the Company will make pro-rata payments to each Rights Holder, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by such Rights Holder for each 30-day period or pro-rata for any portion thereof following the date by which such Registration Statement should have been effective (the “Blackout Period”).  Such payments shall constitute the Rights Holders’ exclusive monetary remedy for such events, but shall not affect the right of the Rights Holders to seek injunctive relief.  The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each month.  Provided, however, in no event shall such liquidated damages exceed 6% of the aggregate amount invested by the Rights Holder.  Such payments shall constitute the Rights Holders’ exclusive monetary remedy for such events, but shall not affect the right of the Rights Holders to seek injunctive relief.  Such payments shall be made to each Rights Holder in cash.

(ii) For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Rights Holders in writing of the existence of (but in no event, without the prior written consent of a Rights Holder, shall the Company disclose to the Rights Holder any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Rights Holder in writing and obtain the written agreement of such Rights Holder to maintain the strictest confidentiality regarding any material non-public information of which such Rights Hoder may become aware, (c) to cease all purchases and sales under the Registration Statement until the end of the Allowed Delay, and (d) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

4

(d) Limitation on Liquidated Damages. Notwithstanding the other provisions of this Section 3, (i) in no event shall the Company be liable for liquidated damages in excess of an aggregate of 6.0% of the aggregate amount invested by the Rights Holders pursuant to the Purchase Agreement and (ii) in no event shall liquidated damages payable to any Rights Holder exceed 6% of the aggregate amount invested by such Rights Holder.

4. Company Obligations.  The Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) use its best efforts to cause such Registration Statement to become effective at 5:00 p.m., New York time, or as soon thereafter as practicable and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, (ii) the second anniversary of the last date on which Issuable Shares are purchased under any then-outstanding Warrants, and (iii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144 of the 1933 Act without regard to any volume limitation requirements under Rule 144 of the 1933 Act (the “Effectiveness Period”) and advise the Rights Holders in writing when the Effectiveness Period has expired;

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) furnish to each of the Rights Holders and their single designated legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Rights Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Rights Holder that are covered by the related Registration Statement;

(d) use reasonable best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(e) prior to any public offering of Registrable Securities, use best efforts to (i) register or qualify or cooperate with the Rights Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Rights Holders and (ii) do any and all other acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(e), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 4(e), (iii) file a general consent to service of process in any such jurisdiction; or (iv) provide any undertakings that cause material expense or burden to the Company;

5

(f) use reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(g) immediately notify the Rights Holders, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(h) otherwise use best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Rights Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Rights Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 4(h), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

(i) With a view to making available to the Rights Holders the benefits of Rule 144 of the 1933 Act (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Rights Holders to sell shares of Common Stock to the public without registration, the Company covenants and agrees to:  (i) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144 without regard to any volume limitation requirements under Rule 144 or (B) such date as all of the Registrable Securities shall have been resold; (ii) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Rights Holder upon request, as long as such Rights Holder owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Rights Holder of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

6

5. Due Diligence Review; Information.  The Company shall make available, during normal business hours, for inspection and review by the Rights Holders, advisors to and representatives of the Rights Holders (who may or may not be affiliated with the Rights Holders and who are reasonably acceptable to the Company), all financial and other records, all SEC Filings (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Rights Holders or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Rights Holders and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

The Company shall not disclose material nonpublic information to the Rights Holders, or to advisors to or representatives of the Rights Holders, unless prior to disclosure of such information the Company: (a) identifies such information as being material nonpublic information and provides the Rights Holders, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Rights Holder wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto; and (b) advises the Rights Holder in writing to cease all purchases and sales under the Registration Statement until such information has become public information for not less than four (4) business days.

6. Obligations of the Rights Holders.

(a) Each Rights Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required by the provisions of this Agreement to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request, including a completed questionnaire in the form attached hereto as Exhibit B.  At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Rights Holder of the information the Company requires from such Rights Holder if such Rights Holder elects to have any of the Registrable Securities included in the Registration Statement.  A Rights Holder shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Rights Holder elects to have any of the Registrable Securities included in the Registration Statement.

7

(b) Each Rights Holder, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Rights Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c) Each Rights Holder agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 3(c)(ii) or (ii) the happening of an event pursuant to Section 4(g) hereof, such Rights Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Rights Holder is advised by the Company that such dispositions may again be made.

(d) Each Rights Holder, advisor to and representative of the Rights Holder (who may or may not be affiliated with the Right Holder) (each, an “Inspector”) will hold in confidence, and will not make any disclosure (except to an Investor) of, any records or other information that the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, (iii) the information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the relevant Inspector), (iv) the information was developed independently by an Inspector without breach of this Agreement, (v) the information was known to the Inspector before receipt of such information from the Company, or (vi) the information was disclosed to the Inspector by a third party without restriction.  The Company is not required to disclose any confidential information to any Inspector unless and until such Inspector has entered into a confidentiality agreement (in form and substance reasonably satisfactory to the Company) with the Company with respect thereto, substantially in the substance of this Section 6(d).  Each Investor will, upon learning that disclosure of confidential information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the information deemed confidential.  Nothing herein will be deemed to limit the Investor’s ability to sell Registrable Securities in a manner that is otherwise consistent with applicable laws and regulations.

(e) No Investor may participate in any underwritten distribution hereunder unless such Investor (a) agrees to sell such Investor’s Registrable Securities on the basis provided in any underwriting arrangements applicable to such distribution, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions applicable with respect to its Registrable Securities.

8

7. Indemnification.

(a) Indemnification by the Company.  The Company will indemnify and hold harmless each Rights Holder and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Rights Holder within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Rights Holder’s behalf and will reimburse such Rights Holder, and each such officer, director, member, employee, agent, successor and assign, and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Rights Holder or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, and (ii) does not apply to amounts paid in settlement of any loss, claim, damage or liability if such settlement is made without the prior written consent of the Company, which consent will not be unreasonably withheld.

(b) Indemnification by the Rights Holders.  Each Rights Holder agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from (i) any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or any Blue Sky Application or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Rights Holder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) any violation by the Rights Holder or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Rights Holder or its agents and relating to action or inaction required of the Rights Holder in connection with such registration.  In no event shall the liability of a Rights Holder be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Rights Holder in connection with any claim relating to this Section 7 and the amount of any damages such Rights Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Rights Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.  In addition, a Rights Holder shall not be liable hereunder to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the Company’s, or any underwriter’s, or their representatives’ failure to send or give a copy of a final Prospectus, as the same may be then supplemented or amended, to the person or entity asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of securities to such person or entity if such statement or omission was corrected in such final Prospectus.

9

(c) Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 8 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

10

8. Miscellaneous.

(a) Amendments and Waivers.  This Agreement may be amended only by a writing signed by the Company and the holders of a majority of the then-outstanding Registrable Securities.  The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the person adversely affected by such action or omission.

(b) Notices.  All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

(c) Assignments and Transfers by Rights Holders.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Rights Holders and their respective successors and permitted assigns.  A Rights Holder may transfer or assign, in whole or from time to time in part, its rights hereunder in connection with the transfer of Registrable Securities by such Rights Holder only if such transferee or assignee receives at least 20,000 Registrable Securities (adjusted for stock splits, stock dividends, stock combinations and similar corporate actions); provided, further, that such transferee or assignee shall execute a copy of this Agreement and that such Rights Holder complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d) Assignments and Transfers by the Company.  This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Rights Holder, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of the Rights Holder, after notice duly given by the Company to each Rights Holder.

(e) Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

11

(f) Counterparts; Faxes.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

(g) Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances.  The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California without regard to the choice of law principles thereof.  Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of California located in Orange County and the United States District Court for the Central District of California for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

12

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:                                                                AUXILIO, INC.

By:  /s/
Name: Paul T. Anthony
Title: Chief Financial Officer

Signature Page to
Registration Rights Agreement
4832-4816-4105.1

The Investor:

Signature Individual or Entity Name (and Title, if applicable) Address	Signature of Spouse/Partner (if applicable) Name (please print) Address

Signature Page to
Registration Rights Agreement
4832-4816-4105.1

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted by law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

Exhibit A - Page 1

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.  Selling stockholders will be subject to the prospectus delivery requirements of the Securities Act, unless an exemption therefrom is available.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

Exhibit A - Page 2

There can be no assurance that any selling shareholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates.  In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We will pay all our expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[                                    ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws and up to $15,000 of the selling stockholders expenses; provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144 of the Securities Act without regard to any volume limitation requirements under Rule 144 of the Securities Act.

Exhibit A - Page 3

Exhibit B

SELLING SHAREHOLDERS

QUESTIONNAIRE

In connection with the preparation of the Registration Statement on Form S-3 of Auxilio, Inc. (the “Company”), it is necessary that the Company obtain from you (“Selling Shareholder”) written verification of certain information required to be disclosed in the Registration Statement.

Please use the utmost care in responding to this Questionnaire.  You should be aware that if the Registration Statement contains any false or misleading statements which are material, under certain circumstances the Company and those in control of the Company, including officers and directors, could be subject to liability.  If the answer to any of the questions is “no,” “none” or “not applicable,” please so indicate.  Please do not leave any questions unanswered.

As used herein, “Fiscal Year” refers to the Company’s fiscal year ended December 31, 2010, and for previous fiscal years.  Other italicized terms are defined in Appendix A to this Questionnaire.

If at any time prior to the effectiveness of the Registration Statement you discover that your answer to any question was inaccurate, or if any event occurring subsequent to your completion hereof and prior to the effectiveness of the Registration Statement would require a change in your answers to any questions, please contact Paul Anthony by telephone at (949) 614-0698 immediately.

I hereby acknowledge, by my execution and dating of this Questionnaire in the places indicated below, that my answers to the following questions are true and correct to the best of my information and belief.

INVESTOR:

Dated:_______________________________________                                                                                                         Dated:_________________________________

Signature Individual or Entity Name (and Title, if applicable) Address	Signature of Spouse/Partner (if applicable) Name (please print) Address

Exhibit B – Page 1

4832-4816-4105.1

I
GENERAL INFORMATION

Question 1(a):

Name:  Please set forth the full name of the Selling Shareholder.

Answer:

Question 1(b):

If the Selling Shareholder is not a natural person, please indicate whether the Selling Shareholder is one of the following:

•	a reporting company under the Exchange Act

•	a majority owned subsidiary of a reporting company under the Exchange Act,

•	a registered investment fund under the 1940 Act.

Yes ___________                                No ____________

Question 1(c):

If the Selling Shareholder is not one of the three above, identify those persons that have voting and investment control over the Company.

Answer:

Question 1(d):

Is the Selling Shareholder an executive officer or director of the Company or 5% or more holder of Company shares of common stock.

Yes ____________                                No ______________

Question 2:

Family Relationships.  If you have any family relationship, by blood, marriage or adoption not more remote than first cousin, with any director, executive officer, or nominee to become a director or executive officer of the Company, its parent, any of its subsidiaries, or other affiliates, or any individual who has been employed by the Company in the past three years as an executive officer, please identify such relative and describe the nature of the relationship.

Answer:

Question 3:

Is the Selling Shareholder a broker dealer and/or member of the Financial Industry Regulatory Authority (“FINRA”) or a broker dealer’s affiliate and/or member of FINRA?

Yes ___                                No ___

If a Selling Shareholder is a broker dealer and/or member of the FINRA, please indicate whether the Selling Shareholder acquired its securities as compensation for underwriting activities or investment purposes.

Yes ___                                No ___

If a Selling Shareholder is an affiliate of a broker dealer and/or member of the FINRA, please indicate whether this broker dealer’s affiliate:

•	purchased the securities to be resold in the ordinary course of business; and

•	had no agreements or understandings, directly or indirectly, with any person to distribute the securities at the time of their purchase.

Yes ___                                No ___

Is any member of your Immediate Family (by blood, marriage or adoption) a member of the FINRA.

Yes ___                                No ___

If you marked “Yes” to any of the questions above, please briefly describe the facts below, giving the names of the broker dealer and/or member of the FINRA to which your answer refers (including, for example, percentage of ownership, amount of loan and interest payable, applicable dates, names of Affiliates, family, etc).

Question 4:

State whether you provide any consulting or other services to the Company.

Yes ___                                No ___

(a)           If you marked “Yes”, please briefly describe such services, including cash and non-cash compensation received and attach copies of written agreements or correspondence describing such services.

(b)           Please identify any of the following relationships you have with any Member of the FINRA.

None
Advisor
Officer
Director
Trustee
Founder
Registered Representative
5% Stockholder
Employee
Immediate Family
Broker/Dealer
Promoter
Consultant
Finder
Bridge Lender
General Partner
Limited Partner
Equity Investor
Client or Customer
Subordinated Debt Holder
Other
☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐ ☐

(c)           Please describe the nature of any relationship identified above.  For example, if you are an advisor, promoter, consultant or finder, describe the compensation you received; if you are an equity investor, state the class of securities and percentage interest you hold; and if you are an Immediate Family Member, describe the exact relationship, including the name of the person to whom you are related and the position such person holds with any Member of the FINRA.  Identify the Member of the FINRA:

(d)           State whether you have any oral and/or written agreements with any Member of the FINRA or Person Associated with a Member of FINRA concerning the disposition of your securities of the Company.

Yes ___                                No ___

(e)           If you marked “Yes”, please briefly describe such agreement and attach copies of written agreements or correspondence describing such arrangement.

Question 5:

Involvement in Certain Legal Proceedings.  Have any of the following events occurred during the last five years:

(a)           Were you the subject of any order, judgment or decree of any court (not subsequently reversed, suspended or vacated by any court) permanently or temporarily enjoining you (i) from acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission (“CFTC”), or an associated person of any of the foregoing; or as an investment advisor, underwriter, broker or dealer in securities; or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company; or from engaging in or continuing any conduct or practice in connection with such activity; or (ii) from engaging in any type of business practice; or (iii) from engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws?

YES _______________ NO _______________

(b)           Were you the subject of any order, judgment or decree of any federal or state authority barring, suspending or otherwise limiting for more than 60 days your right to engage in any activity described in subparagraph (a) above, or to be associated with persons engaged in any such activity?

YES _______________ NO _______________

(c)           Has any court, the SEC, CFTC, NYSE, American Stock Exchange, FINRA or any commodity exchange or NASDAQ imposed a sanction against you or found you to have violated any federal or state securities or commodities laws?

YES _______________ NO _______________

(d)           Do you or any of your associates have any claims against the Company or any of its subsidiaries; or are you or any of your associates a party adverse to the Company or any of its subsidiaries in any legal proceeding; or do you or any of your associates have a material interest adverse to the Company or any of its subsidiaries in any legal proceeding?

YES _______________ NO _______________

II
SECURITY OWNERSHIP

Question 6:  Your Securities Holdings.

(a)           As to each class of equity securities of the Company, its parent or any subsidiary, state the total number of shares or other units beneficially owned by you as of the date hereof.

TITLE OF EQUITY SECURITY (Include warrant, options and convertible debt)	NUMBER OF SHARES BENEFICIALLY OWNED

If you listed any warrants, options, convertible debt or other derivative securities that are not fully vested, please set forth the vesting schedule below.

Vesting Schedule(s):

(b)           If, as a result of applying the rules regarding beneficial ownership summarized in the Appendix to this Questionnaire, you have included in the amount stated in answer to Question 6(a) above under “Number of Shares Beneficially Owned” shares not issued in your name, please provide details as to the nature of such beneficial ownership of such shares or other units and state the amount of shares or units so owned;

Answer:

(c)           If, as a result of applying the rules regarding beneficial ownership summarized in the Appendix to this Questionnaire, you have excluded from the amount stated in the answer to Question 6(a) above under “Number of Shares Beneficially Owned” shares or units which are issued in your name, please state the amount so excluded and explain why you are not the beneficial owner of such shares or units.

Answer:

(d)           Of the total number of shares or units beneficially owned by you, as reported in answer to Question 6(a), indicate below the amounts as to which you have sole or shared voting or investment power.

	Common Stock	Other (i.e. warrants, options or convertible debt)
Sole voting power
Shared voting power
Sole investment power
Shared investment power

(e)           Does the Selling Shareholder have a registration rights agreement with the Company other than as described in the Purchase Agreement entered into in connection with this questionnaire?

Yes_____________                                No ______________

If so, attach a copy.

Question 7:  Disclaimer of Beneficial Ownership.

(a)           If you wish to disclaim beneficial ownership of any securities referred to above, please set forth the number of such shares or units, the circumstances upon which the disclaimer of beneficial ownership is based, the name of the person or persons who should be shown as the beneficial owner(s) of such shares or units, and your relationship to that person or those persons.

Answer:

(b)           Do you or any of your affiliates or associates participate in investment decisions made by any nonprofit entity that owns Company securities? If yes, please provide details and indicate whether you disclaim beneficial ownership of such Company securities.

YES _______________ NO _______________

Question 8:

Securities Holdings of Your Relatives.  If any equity securities of the Company, its parent or any subsidiary are beneficially owned by any relative of yours (by blood, marriage or adoption) who shares your home, please indicate below the name of each such relative, your relationship with him or her, and the amount of shares so owned.

Answer:

III
CERTAIN TRANSACTIONS AND RELATIONSHIPS

Question 9:

Transactions with Management.  In the table on the following page, describe any transaction (or series of similar transactions), during the Company’s last three Fiscal Years, or any currently proposed transaction (or series of similar transactions), to which the Company or any of its subsidiaries was or is to be a party, and in which you had or anyone in your immediate family has, a material direct or indirect financial interest.  Identify the person(s) involved and state the nature of your or their interest in the transaction, the amount of the transaction and the amount of your or their interest in the transaction. (Attach a supplemental page if necessary.)

Description of Transaction	Persons Involved	Nature of Interest	Amount of Transaction	Amount of Interest

Question 10:

Indebtedness of Management. If you or any associate of yours has been indebted to the Company or any of its subsidiaries at any time during the Company’s last three Fiscal Years, state: (a) the name of the indebted person; (b) if the indebted person is an associate, the nature of your relationship to that person; (c) the largest aggregate amount of indebtedness outstanding at any time during the Company’s last three Fiscal Years; (d) the nature of the indebtedness and of the transaction in which it was incurred; (e) the amount of indebtedness outstanding as of the latest practicable date (indicating that date); and (f) the rate of interest paid or charged thereon, if any.

Include (with respect to yourself only) any instances where the Company, either directly or indirectly (including through a subsidiary), extended or maintained credit for you, arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan to or for you.

Answer:

4832-4816-4105.1

APPENDIX A
DEFINITIONS OF CERTAIN TERMS
IN QUESTIONNAIRE

(Arranged alphabetically)

1.           “Affiliate.”  An “affiliate” of any entity is a person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such person (for example, a parent subsidiary or sister corporation).

2.           “Associate.”  “Associate” for the purpose of Question 4 means (1) any corporation or organization (other than the Company or a majority-owned subsidiary of the Company) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities; (2) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as a trustee or in a similar fiduciary capacity; and (3) any member of your immediate family.  “Associate” for the purpose of Question 13 means the same as the foregoing, except that subsection (1) shall state “any corporation or organization ... of which you are an executive officer ...”

3.           “Beneficial Ownership.”

a.           General Rule. Under the rules of the SEC, you are deemed to “beneficially own” or be the “beneficial owner” of any security with respect to which you have or share, directly or indirectly, through any contract, arrangement, understanding, relationship, agreement or otherwise: (1) Voting Power (which includes the power to vote, or to direct the voting of, such security); and/or (2) Investment Power (which includes the power to dispose, or to direct the disposition of, such security). You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

Some specific applications of the above definition of beneficial ownership are:

(i) Family situations.  Although the determination of beneficial ownership of securities is necessarily a question to be determined in light of the facts of each particular case, family relationships may result in your having, or sharing, the power to vote, or direct the voting of, or dispose, or direct the disposition of, shares held by your family members. In view of the broad definition of “Beneficial Ownership,” it may be prudent to include such shares in your beneficial ownership disclosure and then disclaim beneficial ownership of such securities pursuant to Question 6.

(ii) Shares held by others for your benefit. There are numerous instances in which you may have, or share, voting or investment power (as defined above) over securities, although the securities are held by another person or entity. For example, you may have or share such power in securities held for you or your family members living with you by custodians, brokers, relatives, executors, administrators or trustees; securities held for your account by pledgees; securities owned by a partnership in which you are a member; and securities owned by a corporation which is or should be regarded as a personal holding company of yours or is controlled by you.

Appendix A - Page 1

(iii) Shares held by you for the benefit of others. Beneficial ownership of securities also includes securities held in your name as a trustee, custodian or other fiduciary where you have, or share, voting or investment power with respect to such securities.

b.           Options and other rights to acquire securities. In addition to being beneficial owner of securities over which you have, or share, voting or investment power, the SEC has determined that you are deemed to be the beneficial owner of a security if you have a right to acquire beneficial ownership of (i.e., the right to obtain or share voting or investment power over) such security at any time within sixty days. Examples of such rights would include the right to acquire: (i) through the exercise of any option, warrant or similar right; (ii) through conversion of any security; or (iii) pursuant to the power to revoke, or the provision for automatic termination of, a trust, discretionary account or similar arrangement. Also, if you have acquired or hold any options, convertible securities or power to revoke such a trust with the “purpose or effect” of changing or influencing control of the Company, you are deemed the beneficial owner of the underlying securities upon such acquisition, without regard to the sixty-day rule stated above.

4.           “Control.”  The term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise. An executive officer or director of a company generally is considered to control that company. It is suggested that, if you are in doubt as to the meaning of “control” in a particular context, you communicate with counsel.

5.           “Equity Security.”  The definition of “equity security” encompasses more than common and preferred stock. It includes for instance convertible debt instruments as well as warrants and options to acquire stock or similar securities. If you have a question as to the proper characterization of your holdings you should consult with the Company’s legal counsel.

6.           “Executive Officer.”  “Executive officer” for the purpose of this Questionnaire means the president of a company, any vice president of it in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function or any other person who performs similar policy-making functions for the company.  Executive officers of subsidiaries may be deemed executive officers of a company if they perform such policy-making functions for the company.

7.           “Group.”  A “group” exists when two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding or disposing of securities of any issuer.

Appendix A - Page 2

8.           “Immediate Family.”  “Immediate family” for the purpose of this Questionnaire includes your spouse, parents, children, siblings, mothers-and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law.

9.           “Officer.”  “Officer” means a president, vice president, secretary, treasurer or principal financial officer, comptroller or principal accounting officer, and any person routinely performing corresponding functions with respect to any organization whether incorporated or unincorporated.

10.           “Person.”  “Person” for the purpose of this Questionnaire means an individual, a corporation, a partnership, an association, a joint-stock company, a business trust, an unincorporated organization, or any other entity.

11.           “Personal Benefits.”  The SEC’s prior interpretive releases on what the SEC views as a personal benefit or a “perk,” were previously rescinded by Item 402 and as most recently revised, Item 402 does not specifically define “personal benefit.” Item 402, however, does not require disclosure of personal benefits for any individual if the aggregate amount paid to that individual is less than the lesser of (i) $50,000 or (ii) 10% of that individual’s compensation. In general, the position of the SEC has been that benefits which are directly related to job performance, as well as benefits provided to broad categories of employees and which do not discriminate in scope or terms of operation in favor of officers and directors, may be omitted from the calculation of total compensation, while benefits not so related should be disclosed as compensation. If you have any questions, please resolve the issue in favor of disclosure. The Company will review the necessity for disclosure in the proxy statement with its counsel.

12.           “Transaction or Transactions.”  “Transaction” or “transactions” is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. No transaction or interest therein need be disclosed where: (a) the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental authority; (b) the transaction involves services as a bank depository of funds, transfer agent, registrar, trustee under a trust indenture or similar services; or (c) the interest in question arises solely from the ownership of securities of the Company and the interested party receives no extra or special benefit not shared on a pro-rata basis by all shareholders.

4832-4816-4105.1

Appendix A - Page 3